NINTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS    NINTH    AMENDMENT    TO    SECOND    AMENDED    AND    RESTATED    CREDIT

AGREEMENT (this “Ninth Amendment”), dated as of April 3, 2025, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A. The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”), by a Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2023 (the “Fifth Amendment”), by a Waiver and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 27, 2024 (the “Sixth Amendment”), by a Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 3, 2024 (the “Seventh Amendment”), and by an Eighth Amendment to Second Amended and Restated Credit Agreement dated as of January 3, 2025 (the “Eighth Amendment”) and collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B. The parties are entering into this Ninth Amendment by which the Lenders will defer certain required principal payments, and make certain other changes to the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. Any and all initially capitalized terms used in this Ninth Amendment without definition (including, without limitation, in the recitals to this Ninth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

2.	Amendments to Credit Agreement.
2.1. Interest Payment Date. Clause (b) of the definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“(b) as to any Base Rate Loan or Swingline Loan, the last Business Day of each month and the Maturity Date (with Swingline Loans being deemed made under the Facility for purposes of this definition).”

#87965441v4<BN> - Ninth Amendment to Second Amended and Restated Credit Agreement

For the avoidance of doubt, the foregoing amendment shall take effect beginning with the interest payment due April 30, 2025.

2.2. Payment Deferral; Additional Payments. As a one-time accommodation, the parties agree that the required $500,000 monthly principal payments due on April 4, 2025 and May 5, 2025, as set forth in Section 4.4 of the Sixth Amendment, are deferred (the “Ninth Amendment Deferred Principal Payments”) until the earlier of: (i) the date falling five (5) Business Days after the sale by Reading or any Loan Party (including any direct or indirect subsidiary of Reading, including without limitation Reading Cannon Park Pty Ltd) of the real property located in Australia at 15 & 16 High Range Drive, Thuringowa Central QLD 4817 and 34 High Range Drive, Thuringowa Central QLD 4817, commonly known as the Cannon Park property (collectively, the “Cannon Park Property”); or (ii) May 16, 2025 (the “Ninth Amendment Deferral Payment Date”). The Ninth Amendment Deferred Principal Payments shall be due and payable on the Ninth Amendment Deferral Payment Date. In consideration of the Lenders agreeing to defer the Ninth Amendment Deferred Principal Payments until the Ninth Amendment Deferral Payment Date, the Borrower Group agrees, notwithstanding anything to the contrary in the Credit Agreement, by not later than the Ninth Amendment Deferral Payment Date, to make the required $500,000 monthly principal payment due on June 5, 2025, as set forth in Section 4.4 of the Sixth Amendment.

Commencing on July 3, 2025, Borrower shall immediately and automatically (without further notice or demand from Lenders) resume all scheduled principal payments under the Credit Agreement and/or any other Loan Document (as and when required thereunder) subject, in all events, to the specific amendments expressly set forth herein. Nothing herein shall amend or modify the required mandatory pre-payments required by the Credit Agreement upon the sale of the Reading Sale Properties.

3. General Release. From and after the effective date of this Ninth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542. The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Ninth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

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4. Conditions Precedent. This Ninth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
4.1. This Ninth Amendment. The Administrative Agent shall have received this Ninth Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;
4.2. Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Ninth Amendment; and

4.3. Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders, provided that Lenders shall not require updated certified articles of organization, so long as the Officer’s Certificates described above include a certification that there have been no changes to the articles of organization since the closing of the Eighth Amendment.

5. Reaffirmation and Ratification. The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement (to the extent it is a party) and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect. The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

6. Acknowledgements. The Loan Parties acknowledge and agree that as of the effective date of this Ninth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii) the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

7. Representations and Warranties. Each of the Loan Parties hereby confirms that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (to the extent it is a party to the Credit Agreement or in the case of Reading International, Inc., all of the representations and warranties in its Continuing and Unconditional Guaranty dated March 27, 2024), as applicable, continue to be true and correct in all material respects after giving effect to this Ninth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

8. Events of Default. After giving effect to this Ninth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.
9. Integration. This Ninth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements,

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understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Ninth Amendment.

10. Counterparts. This Ninth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

11. Governing Law. This Ninth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS,

LLC, a Nevada limited liability company

 /s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ANGELIKA FILM CENTERS LLC,

a Delaware limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING CINEMAS NJ, INC.,

a Delaware corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING MURRIETA THEATER, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KAAHUMANU CINEMAS, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING CONSOLIDATING HOLDINGS, INC.,

a Nevada corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KMA CINEMAS, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

CARMEL THEATRES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING FOOD SERVICES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING INTERNATIONAL, INC.,

a Nevada corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:

Name:

Title:

BANK OF HAWAII,

as a Lender

By:

Name:

Title: